Post Balance Sheet Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

26. Post Balance Sheet Events

On February 7, 2013 the Company announced the conclusion of a global $15 million financing arrangement with Deerfield Management, a current shareholder. Funds were received on February 4, 2013. Subject to certain limitations, the Company may use the funds for working capital, including continued investment in its research and development projects.

Consideration received was as follows:

•	$12.4 million for a Facility agreement of a nominal value of $15 million, including a premium on reimbursement of $2.6 million. The principal amount of the Loan must be repaid over four years as follows: 10% on July 1, 2014, and 20%, 30% and 40% on the second, third, and fourth anniversary, respectively, of the original disbursement date of the Loan. Notwithstanding the foregoing, the entire principal amount of the Loan may be repaid in whole or in part on any interest payment date occurring after December 31, 2013. Interest will accrue at 12.5% per annum to be paid quarterly in arrears, commencing on April 1, 2013, and on the first business day of each July, October, January and April thereafter.
•	$2.6 million for a Royalty agreement whereby, the Company’s wholly owned subsidiary Éclat subject to required regulatory approvals and launch of product, is to pay a 1.75% Royalty of the net sales of certain products sold by Éclat and any of its affiliates until December 31, 2024.

The above commitments are secured by a Security Agreement on the intellectual property and regulatory rights related to certain ‘Éclat’ Products, and will be secured by Pledge agreements on certain receivables and certain physical assets owned by the Company